                                                                  EXHIBIT 99.1
                            SELECTED FINANCIAL DATA

  The selected financial data with respect to Cotelligent's consolidated statements of operations for the years ended March 31, 1995, 1996 and 1997 and the nine months ended December 31, 1997 and with respect to the consolidated balance sheets as of March 31, 1996 and 1997 and December 31, 1997 have been derived from Cotelligent's financial statements that have been audited by Arthur Andersen LLP. The selected financial data with respect to Cotelligent's consolidated statements of operations for the years ended March 31, 1993 and 1994 and for the nine months ended December 31, 1996 and with respect to Cotelligent's consolidated balance sheets as of March 31, 1993, 1994 and 1995 have been derived from unaudited financial statements which, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of such data. Results for the nine months ended December 31, 1997 are not necessarily indicative of results for the full year. Pro forma data for the year ended March 31, 1997 and for the nine months ended December 31, 1997 reflect adjustments for acquisitions accounted for under the pooling-of-interests method. The unaudited pro forma results are not necessarily indicative of the results that would have been achieved if the companies had operated on a combined basis for the periods presented.

  The following selected financial data should be read in conjunction with the financial statements, related notes and other financial information of the Company included elsewhere herein. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                          COTELLIGENT GROUP, INC. (1)

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                             YEAR ENDED MARCH 31,
                    -------------------------------------------------------------------------
                                                                                   PRO FORMA
                       1993         1994         1995         1996        1997      1997(2)
                    -----------  -----------  -----------  ----------- ---------- -----------
                    (UNAUDITED)  (UNAUDITED)                                      (UNAUDITED)
STATEMENTS OF
 OPERATIONS DATA:
 Revenues.........  $    27,414  $    34,446  $    44,600  $    66,433 $  165,417 $  165,417
 Cost of services.       18,507       21,929       30,003       45,814    116,844    116,817
                    -----------  -----------  -----------  ----------- ---------- ----------
  Gross profit....        8,907       12,517       14,597       20,619     48,573     48,600
 Selling, general
  and
  administrative
  expenses........        7,687       10,798       13,848       17,867     39,167     37,611
 Non-recurring
  transaction
  costs...........           --           --           --           --      1,969         --
                    -----------  -----------  -----------  ----------- ---------- ----------
  Operating
   income.........        1,220        1,719          749        2,752      7,437     10,989
 Other income
  (expense), net..         (125)         (92)         (95)         108         15         15
                    -----------  -----------  -----------  ----------- ---------- ----------
 Income before
  provision for
  income taxes....        1,095        1,627          654        2,860      7,452     11,004
 Provision for
  income taxes....           26          218          115          248      3,742      4,512
                    -----------  -----------  -----------  ----------- ---------- ----------
Net income........  $     1,069  $     1,409  $       539  $     2,612 $    3,710 $    6,492
                    ===========  ===========  ===========  =========== ========== ==========
Earnings per
 share(3)
 Basic ...........                                                     $     0.33 $     0.57
                                                                       ========== ==========
 Diluted..........                                                     $     0.33 $     0.57
                                                                       ========== ==========
Weighted average
 shares
 outstanding
 Basic............                                                     11,328,518 11,328,518
                                                                       ========== ==========
 Diluted..........                                                     11,402,513 11,402,513
                                                                       ========== ==========
                                            MARCH 31,
                    -------------------------------------------------------------
                       1993         1994         1995         1996        1997
                    -----------  -----------  -----------  ----------- ----------
BALANCE SHEET
 DATA:              (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
 Working capital..  $       761  $     2,861  $     2,091  $    20,491 $   15,471
 Total assets.....        4,353        7,157       10,545       39,472     45,167
 Long-term debt,
  less current
  portion.........          262          217          304          706        648
 Stockholders'
  equity..........        1,458        3,246        2,265       21,462     23,137
                       NINE MONTHS ENDED DECEMBER 31,
                    -------------------------------------
                                              PRO FORMA
                       1996         1997       1997(2)
                    ----------- ------------ ------------
                    (UNAUDITED)              (UNAUDITED)
STATEMENTS OF
 OPERATIONS DATA:
 Revenues.........  $  118,294   $  175,981  $  175,981
 Cost of services.      82,973      124,156     124,137
                    ----------- ------------ ------------
  Gross profit....      35,321       51,825      51,844
 Selling, general
  and
  administrative
  expenses........      28,100       41,593      39,629
 Non-recurring
  transaction
  costs...........       1,105          855          --
                    ----------- ------------ ------------
  Operating
   income.........       6,116        9,377      12,215
 Other income
  (expense), net..         120         (348)       (348)
                    ----------- ------------ ------------
 Income before
  provision for
  income taxes....       6,236        9,029      11,867
 Provision for
  income taxes....       2,745        5,327       4,865
                    ----------- ------------ ------------
Net income........  $    3,491   $    3,702  $    7,002
                    =========== ============ ============
Earnings per
 share(3)
 Basic ...........  $     0.31   $     0.32  $     0.61
                    =========== ============ ============
 Diluted..........  $     0.31   $     0.32  $     0.61
                    =========== ============ ============
Weighted average
 shares
 outstanding
 Basic............  11,223,131   11,399,141  11,399,141
                    =========== ============ ============
 Diluted..........  11,373,930   11,503,578  11,503,578
                    =========== ============ ============
                                DECEMBER 31,
                                    1997
                                ------------
BALANCE SHEET
 DATA:
 Working capital..               $   22,647
 Total assets.....                   74,531
 Long-term debt,
  less current
  portion.........                   12,296
 Stockholders'
  equity..........                   34,650

-------
(1) On February 20, 1996, Cotelligent acquired the Initially Acquired Companies simultaneously with the IPO. Prior to that date, Cotelligent was a non-operating entity. The operating results of the Initially Acquired Companies have been included since the date of acquisition. During fiscal 1997 and in the first nine months of fiscal 1998, the Company acquired the Pooled Companies and has restated its financial statements for all periods to present financial data as if Cotelligent and the Pooled Companies had always been members of the same operating group. In addition, during fiscal 1997 and in the first nine months of 1998, the Company acquired the Purchased Companies. The consolidated financial statements include the operating results of the Purchased Companies subsequent to their respective acquisition dates.
(2) Pro forma data reflect adjustments for the acquisitions of the Pooled Companies including compensation differentials to former owners and employees ($1,556 for the year ended March 31, 1997 and $1,964 for the nine months ended December 31, 1997), termination of contributions to retirement plans ($27 for the year ended March 31, 1997 and $19 for the nine months ended December 31, 1997), removal of non-recurring transaction costs associated with the Pooled Companies ($1,969 for the year ended March 31, 1997 and $855 for the nine months ended December 31, 1997), and income taxes as if the entities were combined and subject to a 41% effective federal and state statutory rate throughout the periods presented. Pro forma results, including the Purchased Companies as if they were acquired on April 1, 1996, as adjusted for interest expense on cash consideration and amortization of goodwill are: Revenues $184,244 and $186,648, Net Income $7,169 and $7,549 and Diluted Earnings Per Share $0.61 and $0.64 for the year ended March 31, 1997 and the nine months ended December 31, 1997, respectively. See Note 4 of Notes to Consolidated Financial Statements.
(3) Earnings per share for the years ended March 31, 1993, 1994, 1995 and 1996 has not been presented because, as discussed in footnote 1 above and Note 2 of Notes to Consolidated Financial Statements, the issuance of shares of Common Stock sold in the IPO and the inclusion of the results of the Initially Acquired Companies are not reflected in any period prior to February 20, 1996.


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